UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2005 (May 26, 2005)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

The following information is being furnished pursuant to Regulation FD:  On May 26, 2005, Analysts International Corporation held its Annual Shareholders Meeting, after which management answered questions.  The full text of the transcript from the question and answer session is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

Exhibit 99.1	Transcript of question and answer session held after Annual Shareholders Meeting on May 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2005	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:                                                                                                                Commission File No.:

May 27, 2005                                                                                                                                       0-4090

EXHIBIT NO.	ITEM

99.1	Transcript of question and answer session held after Annual Shareholders Meeting on May 26, 2005.